                  Zhong Shan Torch High & New Tech Industrial &
                              Commercial Co., Ltd.
                           Contract on Dormitory Lease

Lessor (Referred to henceforth as Party A): Zhong Shan Torch High & New Tech Industrial & Commercial Co., Ltd.

Lessee (Referred to henceforth as Party B): LEPI (Zhongshan) Manufacturing Company Limited

So as to support Party B in its effort to conduct business in the Zhong Shan High-Tech Development Zone, Parties A & B, following consultation, have agreed of choice to the following terms according to the needs of Party B:

1. Party A agrees to lease to Party B the sections in the High-tech Residential Zone (See Appendix for details), with a built-up area of 40 rooms per dormitory as the residence of Party B's employees. Party B agrees to undertake the lease by choice.

2.  Duration of the Lease: From March 1, 1999 to March 1, 2000 for one year.

3. Rent, Maintenance Charge and Payment Method 1) Rent Computation: The dormitory Party A leases to Party B shall be handed over for use upon inspection and acceptance by Parties A & B. For monthly rent, see Appendix. (Electricity and water facilities and toilet are included. Lamps and fluorescent lights are provided on a one-time basis and the lessee shall be responsible for replacement and repair in the future.) Party A virtually leases sixty-nine rooms to Party B, and Party B shall pay to Party A a total of RMB (Yuan)33,350 per month for rent. 2) Throughout the duration of the lease, Party A shall collect a general maintenance fee of (Yuan)0.50/M2 per month based on floor space. Since Party B rents dormitories equaling 2,760M2, it shall pay Party A (Yuan)1,380/month as general maintenance fees.

4. Payment Method On the day Parties A&B sign this contract, Party B shall pay Party A, on a lump sum basis, one month's rent and general maintenance fees totaling RMB (Yuan)34,730, with the rent being (Yuan)33,350 and the general maintenance fee being (Yuan)1380, which totals RMB (Yuan)34,730. Starting from the fourth month, Party B shall pay rent to Party A on a quarterly basis prior to the tenth day of the month. In the event that Party B is late in paying the rent or does not pay for up to one month, Party A has the right to repossess the leased property and set the deadline for Party B to pay the overdue rent and other charges so as to compensate Party A for its financial loss.

5. Date of Dormitory Transfer The transfer formalities for the dormitory Party A leases to Party B shall be completed on March 1, 1999 by representatives of both parties. After the lease takes effect, Party B shall be responsible for arranging for the residence of its employees and for maintaining the public facilities.


6. Certain Rules and Regulations Regarding the Execution of this Contract 1) During its use of the dormitory, Party B shall instruct its employees to abide by the law and edicts of the People's Republic of China, observe social ethics, safeguard public facilities and interests, comply with all the management and regulations of Zhong Shan Torch High & New Tech Industrial and Commercial Co., Ltd., be obligated to maintain social order in the residential zone and pay the general maintenance fees and water, electricity charges in time. 2) Party B shall not, without permission, make changes in the structure and the function of the dormitory. If decoration of the interior structure is necessary, Party B must apply for approval by Party A in advance; otherwise, Party B shall assume full responsible for the consequences arising therefrom. 3) Party B shall not move or change facilities in the dormitory. In the event that facilities need to be moved or changed, the facilities shall be provided by Party A; otherwise, Party B shall be held accountable for the compensation. 4) Kitchens and cooking are strictly forbidden in the dormitory. 5) Upon signing of this contract, both parties must rigorously abide by all the terms in this contract and shall not unilaterally alter or terminate this contract. In the event that there are matters that are not covered by the terms in this contract or that the contract needs to be terminated, both parties shall seek proper resolution through concerted consultation. In the event that the contract is changed or terminated unilaterally, the party that breaches the contract shall compensate the other party for the virtual financial loss. 6) For those matters regarding repairs and maintenance, please contact the General Service Department at 5596818-2003.

7. Party B shall pay a security deposit equal to two months' rent. Party A shall return the deposit to Party B on a lump sum basis when the dormitory is returned on condition that no damage has been done to the facilities in the dormitory.

8.  This contract takes effect on the day of signing.

9. This contract shall be in duplicate copies, with each party holding one copy. Both copies shall have equal legal power.

Seal of Party A: Zhong Shan Torch High & New Tech Industrial & Commercial Co., Ltd.
Signature of representative:
Telephone:

Seal of Party A: LEPI (Zhongshan) Manufacturing Company Limited

Signature of representative:

Telephone:

                                            Date: year 199__ month_____ day_____

       ZHONG SHAN TORCH HIGH & NEW TECH INDUSTRIAL & COMMERCIAL CO., LTD.
                                    Appendix

High-tech Residential Zone
Bldg. 1: Apt 908                            1 bedroom          (Yuan)450/rm/month     Total:  (Yuan)  450
Bldg. 2: Apt 801, 808                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 901-908                        8 bedroom          (Yuan)450/rm/month     Total:  (Yuan)3,600
Bldg. 3: Apt 201, 206, 209, 403-406         9 bedroom          (Yuan)500/rm/month     Total:  (Yuan)4,500
         703, 704
         Apt 108                            1 bedroom          (Yuan)400/rm/month     Total:  (Yuan)  400
         Apt 905-912                        8 bedroom          (Yuan)450/rm/month     Total:  (Yuan)3,600
Bldg. 4: Apt 207, 208                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 811, 812                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 906, 910, 911, 912             4 bedroom          (Yuan)450/rm/month     Total:  (Yuan)1,800
Bldg. 6: Apt. 202,207                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 601-608                        8 bedroom          (Yuan)500/rm/month     Total:  (Yuan)4,000
Bldg. 7: Apt 205, 208                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 301-310                        10 bedroom         (Yuan)500/rm/month     Total:  (Yuan)5,000
         Apt 501-505, 507, 509, 510         8 bedroom          (Yuan)500/rm/month     Total:  (Yuan)4,000
         Apt 601, 606                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
                                    Total   96 bedrooms                         Total   (Yuan)33,350

Remark: Apartments total 69 rooms, with a total monthly rent of (Yuan)33,350 and a maintenance fee of 1380 Yuan.

70 double bunks X  (Yuan)70 =  (Yuan)4900                   Total:  (Yuan)37,160

       ZHONG SHAN TORCH HIGH & NEW TECH INDUSTRIAL & COMMERCIAL CO., LTD.
                                    Appendix

High-tech Residential Zone
Bldg. 1: Apt 908                            1 bedroom          (Yuan)450/rm/month     Total:  (Yuan)  450
Bldg. 2: Apt 801, 808                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 901-908                        8 bedroom          (Yuan)450/rm/month     Total:  (Yuan)3,600
Bldg. 3: Apt 201, 206, 209, 403-406         9 bedroom          (Yuan)500/rm/month     Total:  (Yuan)4,500
         703, 704
         Apt 108                            1 bedroom          (Yuan)400/rm/month     Total:  (Yuan)  400
         Apt 905-912                        8 bedroom          (Yuan)450/rm/month     Total:  (Yuan)3,600
Bldg. 4: Apt 207, 208                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 811, 812                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 906, 910, 911, 912             4 bedroom          (Yuan)450/rm/month     Total:  (Yuan)1,800
Bldg. 6: Apt. 202,207                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 601-608                        8 bedroom          (Yuan)500/rm/month     Total:  (Yuan)4,000
Bldg. 7: Apt 205, 208                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
         Apt 301-310                        10 bedroom         (Yuan)500/rm/month     Total:  (Yuan)5,000
         Apt 501-505, 507, 509, 510         8 bedroom          (Yuan)500/rm/month     Total:  (Yuan)4,000
         Apt 601, 606                       2 bedroom          (Yuan)500/rm/month     Total:  (Yuan)1,000
                                    Total   96 bedrooms                         Total   (Yuan)33,350


Remark: Apartments total 69 rooms, with a total monthly rent of (Yuan)33,350 and a maintenance fee of 1380 Yuan.

70 double bunks X  (Yuan)70 =  (Yuan)4900                   Total:  (Yuan)37,160